UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to § 240.14a-12

CAMBREX CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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The following disclosures were included in a Current Report on Form 8-K filed on October 17, 2019:

As previously disclosed, on August 7, 2019, Cambrex Corporation (the “Company”) entered into an Agreement and Plan of Merger, dated as of August 7, 2019 (the “Merger Agreement”), by and among Catalog Intermediate Inc. (“Parent”), Catalog Merger Sub Inc. (“Merger Sub”) and the Company, providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned direct subsidiary of Parent. Parent and Merger Sub are controlled by investment funds advised by Permira Advisers LLC (“Permira”). The closing of the Merger is subject to certain closing conditions, including the obtainment of the requisite approvals under European Commission Merger Regulation. This Current Report on Form 8-K is being filed to supplement the disclosures regarding such approvals contained in the definitive proxy statement of Cambrex Corporation (the “Company”) filed with the Securities and Exchange Commission on September 23, 2019 and first mailed to the Company’s stockholders on or about September 26, 2019 (the “Proxy Statement”). To the extent that information in this Current Report on Form 8-K differs from or updates information contained in the Proxy Statement, the information in this Current Report on Form 8-K shall supersede or supplement the information in the Proxy Statement.

As disclosed in the Proxy Statement, on August 27, 2019, Permira made a referral request to the European Commission (the “Commission”) requesting that the Commission assume jurisdiction to review the Merger in lieu of certain Member States of the European Union (“Member States”).

On October 15, 2019 the Commission confirmed that no Member State competent to examine the Merger had expressed disagreement to the referral request within the 15 working day non-opposition period. The Merger is therefore deemed to have an EU dimension and the Commission has assumed jurisdiction to review the Merger.

On October 16, 2019, Permira submitted a draft merger notification (Short Form CO) to the Commission, commencing the Commission’s merger pre-notification period. Once the notification is formally filed, the Commission has 25 working days to clear the Merger, either unconditionally or subject to accepted remedies (in which case the review period is extended to 35 working days), or to open an in-depth investigation.

Cautionary Language Concerning Forward-Looking Statements

Information set forth in this communication, including financial estimates and statements as to the expected timing, completion and effects of the proposed transaction between the Company and Permira, constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may be identified by the fact that they use words such as “may,” “will,” “could,” “should,” “would,” “expect,” “anticipate,” “intend,” “estimate,” “believe” or similar expressions. Any forward-looking statements contained herein are based on current plans and expectations and involve risks and uncertainties that could cause actual outcomes and results to differ materially from current expectations. These forward-looking statements are subject to risks and uncertainties, and actual results might differ materially from those discussed in, or implied by, the forward-looking statements. Such forward-looking statements may include, but are not limited to, statements about the anticipated benefits of the Merger, including future financial and operating results, expected synergies and cost savings related to the Merger, the plans, objectives, expectations and intentions of the Company, Permira and the combined company, the expected timing of the completion of the Merger, and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the management of the Company or Permira, as applicable, and are qualified by the inherent risks and uncertainties surrounding future expectations generally, and actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. Neither the Company nor Permira, nor any of their respective directors, executive officers or advisors, provide any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, the risk that the Company’s stockholders may not adopt the Merger Agreement, the risk that the necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated, risks that any of the closing conditions to the Merger may not be satisfied or waived in a timely manner, risks related to disruption of management time from ongoing business operations due to the Merger, the effect of the announcement of the Merger on the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with its suppliers and other business partners, and on their operating results and businesses generally, the risk that potential litigation in connection with the Merger may affect the timing or occurrence of the Merger or result in significant costs of defense, indemnification and liability and transaction costs.

The forward-looking statements are based on the beliefs and assumptions of Company management and the information available to Company management as of the date of this report. The Company cautions investors not to place undue reliance on expectations regarding future results, levels of activity, performance, achievements or other forward-looking statements. The information contained in this document is provided by the Company as of the date hereof, and, unless required by law, the Company does not undertake and specifically disclaims any obligation to update these forward-looking statements contained in this document as a result of new information, future events or otherwise.

Discussions of additional risks and uncertainties are and will be contained in the Company’s filings with the SEC, including the “Risk Factors” sections of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018. You can obtain copies of the Company’s filings with the SEC for free at the SEC’s website (www.sec.gov).

Certain Information Regarding Participants

The Company and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the Company’s directors and executive officers is available in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on February 13, 2019, and in its proxy statement for the 2019 Annual Meeting, which was filed with the SEC on March 12, 2019. To the extent holdings of Company securities have changed since the amounts printed in the proxy statement for the 2019 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the Proxy Statement. These documents will be available free of charge from the sources indicated below.

Important Information and Where to Find It

In connection with the proposed transaction, the Company has filed with the SEC a Proxy Statement with respect to a special meeting of the Company’s stockholders to approve the transaction. The definitive Proxy Statement was mailed to the stockholders of the Company on or about September 26, 2019. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE TRANSACTION.

Investors and security holders will be able to obtain these materials and other relevant documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, copies of the Proxy Statement may be obtained free of charge by accessing the Company’s website at www.cambrex.com or by contacting the Company’s investor relations department by email at stephanie.lafiura@cambrex.com.

No Solicitation

This communication shall not constitute solicitation of any vote or approval with respect to any securities in respect of the proposed transaction.